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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08657

                          Pioneer Equity Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through October 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Equity
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PEQIX
                        Class C     PCEQX
                        Class K     PEQKX
                        Class R     PQIRX
                        Class Y     PYEQX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         25

Notes to Financial Statements                                                34

Report of Independent Registered Public Accounting Firm                      41

Approval of Investment Advisory Agreement                                    43

Trustees, Officers and Service Providers                                     48

                         Pioneer Equity Income Fund | Annual Report | 10/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's surprising victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Equity Income Fund | Annual Report | 10/31/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Equity Income Fund | Annual Report | 10/31/16 3

Portfolio Management Discussion | 10/31/16

In the following interview, John Carey, Executive Vice President and a portfolio manager at Pioneer Investments, discusses the investment environment during the 12-month period ended October 31, 2016, and Pioneer Equity Income Fund's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income Fund, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2016?

A Pioneer Equity Income Fund's Class A shares returned 8.11% at net asset value during the 12-month period ended October 31, 2016, while the Fund's benchmark, the Russell 1000 Value Index, returned 6.37%. During the same period, the average return of the 508 mutual funds in Lipper's Equity Income Funds category was 4.70%, and the average return of the 1,371 mutual funds in Morningstar's Large Value Funds category was 3.72%.

Q How would you describe the market environment for equities during the 12-month period ended October 31, 2016, particularly for the types of equities deemed appropriate for the Fund?

A The first three-and-a-half months of the period saw the stock market decline in the United States. A rate increase by the Federal Reserve (the
     Fed) in December 2015, together with lackluster and even declining corporate earnings, slumping oil prices, and geopolitical tensions, caused concern among investors. Then, in the middle of February 2016, began a recovery that, on the whole, continued through period end. Explanations for the change in market direction ranged from decreasing concern that the Fed would push rates up too quickly, to recovering commodities prices, to expectations for stronger economic activity in the second half of calendar year 2016. The economic optimism led investors to bid up the prices of more cyclical, value stocks, and the Russell 1000 Value Index (the Russell Index), the Fund's benchmark, outperformed the Russell 1000 Growth Index for the full 12-month period. It was a generally good period particularly for the dividend-paying*, value stocks we typically hold in Pioneer Equity Income Fund, as the unsettled state of the markets in the earlier months of the period appeared to incline investors towards stocks with income support.

*    Dividends are not guaranteed.

4 Pioneer Equity Income Fund | Annual Report | 10/31/16

Q The Fund outperformed the Russell Index benchmark during the 12-month period ended October 31, 2016. Could you please discuss the major reasons for the Fund's benchmark-relative outperformance, and discuss any investments or strategies that detracted from benchmark-relative returns?

A The Fund's benchmark-relative performance benefited from both sector allocation and security selection decisions during the 12-month period. The portfolio was overweight the top-performing utilities sector and had above-average stock performance in that sector. Three of the Fund's utility holdings, Empire District Electric, Questar, and Westar, received premium acquisition offers during the period, thus benefiting performance. Another utility name in the portfolio, Alliant Energy, showed a total return of 33% over the 12 months. The portfolio also had above-index weights to the strong-performing consumer-staples and materials sectors, and below-index weights to the weaker performing energy and financials sectors. While the Fund's benchmark-relative performance was negatively affected by an underweight to the strong-performing information-technology sector, making up for that, and then some, was the exceptionally positive share-price performance from portfolio holdings in technology stocks NVIDIA, Microchip Technology, and Linear Technology, the last of which received a premium take-over offer from another semiconductor company. A couple of other Fund holdings that received purchase offers, Valspar (materials) and G&K Services (industrials), likewise contributed importantly to benchmark-relative results.

     On the negative side, the Fund was slightly underweight the strong-performing industrials sector during the period, and, to boot, one of the portfolio's larger holdings in the sector, Gorman-Rupp, actually declined by 15% on a total-return basis over the period as orders for the company's waste-water, agricultural, and oil-service pumps fell. We have, however, retained the shares, since we believe that pump orders will recover. In consumer staples, stock selection results detracted from the Fund's benchmark-relative performance, as we were late in buying shares of the surging Wal-Mart Stores, and we did not own any shares of resurgent Procter & Gamble. The Fund's relative returns suffered from unfavorable stock selection in the energy sector as well, as the names the portfolio owned did not show the sharp recovery that other energy stocks did when the oil market turned positive in the spring.

Q Please discuss changes to the portfolio during the 12-month period ended October 31, 2016.

A As the Fed began to show resolve regarding increasing interest rates, a potentially favorable development for many financial-services companies, we gradually boosted the Fund's exposure to the financials sector. In the

                         Pioneer Equity Income Fund | Annual Report | 10/31/16 5 first six months of the period we added, for example, positions in PNC Financial (banking) and Sun Life Financial (insurance and money management); and, in the second six months we established positions in Invesco (money management) and Discover Financial Services (consumer credit), while re-establishing positions in former portfolio companies JPMorgan Chase and US Bancorp. Kroger and Wal-Mart Stores were new entries for the portfolio in consumer staples. Both are large food retailers, while Wal-Mart, of course, also sells general merchandise. In utilities, we added WEC Energy, which appears to us a very well-managed public utility in the upper Middle West. In information technology, we added Xilinx, which designs, for specialized technological applications, what are called "programmable microchips."

     Throughout the 12-month period we built positions in metals-and-mining stocks, including Kaiser Aluminum, Nucor, Materion, Southern Copper, Rio Tinto, and BHP Billiton, as we judged that investors had become too pessimistic about the prospects for what have been, after all, basic materials for industrial production for thousands of years.

     Regarding sales from the portfolio during the period, we did take profits on most of the stocks that received take-over offers, including the three aforementioned utilities as well as Valspar, G&K Services, Linear Technology, BioMed Realty Trust, and Agrium. Otherwise, as always, we sold a number of stocks that we believed had reached fair value or that no longer appeared as attractive to us from an investment point of view as other stocks in the portfolio. Liquidated positions in those categories included shares of NextEra Energy, Dow Chemical, Electrolux, Intel, Amgen, Citizens Financial Group, and Progressive, among a number of others.

Q Did the Fund hold any derivatives during the 12-month period ended October 31, 2016?

A    No, the Fund held no derivative positions during the period.

Q The Fund typically places an emphasis on dividend-paying stocks. Was the setting for such stocks good or poor during the 12-month period ended October 31, 2016?

A For the period as a whole, dividend-paying stocks were favored by investors rattled by market volatility and desirous of income in a low-interest-rate environment. However, utilities stocks as well as some consumer-staples stocks, both prized for their steady dividends, came off their highs for a time during the second half of the period as investors anticipated higher interest rates and looked again at growth, as opposed to value, stocks. We think that key, along with rising rates, will be emphasizing companies with

6 Pioneer Equity Income Fund | Annual Report | 10/31/16 the ability and commitment to raise their dividends regularly. It will be that combination of growth and value that will hold up better, we think, if interest rates rise.

Q What is your outlook as we head towards a new calendar year, and a new political administration in Washington, D.C.?

A The victory of the Republicans in the November elections was more sweeping than many pollsters and pundits had thought likely. The Republicans won not only the Presidency, but also many governorships and state legislatures, while retaining control of both the U.S. House of Representatives and the U.S. Senate, even though the Democrats did pick-up a few seats. We think it possible, as a result, that there will be more changes in policies and programs than we might have seen in the event of a more mixed result with the attendant "gridlock." We believe it reasonable to assume, then, in particular, that some trade agreements will be renegotiated and some tax and regulatory policies will be revised. So far, the stock market appears expectant of change that will be positive for economic growth, and growth that is faster than what we have seen over the past several years. At Pioneer we always take the approach of watching and waiting on actual events. We shall follow keenly what happens in Washington as well as at the state level. In the end, though, we believe that companies, their managements and workers create economic growth and true value for shareholders, and our main focus will remain on that "micro" world.

     Thank you as always for your support.

                         Pioneer Equity Income Fund | Annual Report | 10/31/16 7

Please refer to the Schedule of Investments on pages 18-24 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Equity Income Fund | Annual Report | 10/31/16

Portfolio Summary | 10/31/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         88.1%
International Common Stocks                                                 7.2%
Depositary Receipts for International Stocks                                4.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 20.5%
Consumer Staples                                                           18.5%
Health Care                                                                11.4%
Utilities                                                                   8.9%
Materials                                                                   8.8%
Energy                                                                      8.6%
Industrials                                                                 8.1%
Consumer Discretionary                                                      7.0%
Information Technology                                                      3.4%
Real Estate                                                                 2.9%
Telecommunication Services                                                  1.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  The PNC Financial Services Group, Inc.                                2.40%
--------------------------------------------------------------------------------
 2.  State Street Corp.                                                    2.27
--------------------------------------------------------------------------------
 3.  Becton Dickinson and Co.                                              2.20
--------------------------------------------------------------------------------
 4.  Mondelez International, Inc.                                          2.02
--------------------------------------------------------------------------------
 5.  Cedar Fair LP                                                         1.95
--------------------------------------------------------------------------------
 6.  The Gorman-Rupp Co.                                                   1.91
--------------------------------------------------------------------------------
 7.  Syngenta AG (A.D.R.)                                                  1.85
--------------------------------------------------------------------------------
 8.  Microchip Technology, Inc.                                            1.85
--------------------------------------------------------------------------------
 9.  General Electric Co.                                                  1.85
--------------------------------------------------------------------------------
 10. Dr. Pepper Snapple Group, Inc.                                        1.81
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                         Pioneer Equity Income Fund | Annual Report | 10/31/16 9

Prices and Distributions | 10/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Class                      10/31/16                       10/31/15
--------------------------------------------------------------------------------
    A                          $33.76                         $34.41
--------------------------------------------------------------------------------
    C                          $33.24                         $33.91
--------------------------------------------------------------------------------
    K                          $33.81                         $34.44
--------------------------------------------------------------------------------
    R                          $34.24                         $34.83
--------------------------------------------------------------------------------
    Y                          $34.10                         $34.71
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-10/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net
                Investment          Short-Term             Long-Term
  Class           Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
    A            $ 0.6396             $    --               $ 2.5838
--------------------------------------------------------------------------------
    C            $ 0.3872             $    --               $ 2.5838
--------------------------------------------------------------------------------
    K            $ 0.7436             $    --               $ 2.5838
--------------------------------------------------------------------------------
    R            $ 0.4986             $    --               $ 2.5838
--------------------------------------------------------------------------------
    Y            $ 0.7155             $    --               $ 2.5838
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Equity Income Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                  Net              Public          Russell
                  Asset            Offering        1000
                  Value            Price           Value
Period            (NAV)            (POP)           Index
--------------------------------------------------------------------------------
10 years           6.04%            5.42%            5.35%
5  years          12.24            10.91            13.31
1  year            8.11             1.89             6.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.06%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Equity                  Russell 1000
                Income Fund                     Value Index
10/06           $ 9,425                         $10,000
10/07           $10,387                         $11,083
10/08           $ 7,271                         $ 7,005
10/09           $ 7,104                         $ 7,340
10/10           $ 8,550                         $ 8,493
10/11           $ 9,513                         $ 9,016
10/12           $10,473                         $10,539
10/13           $13,251                         $13,521
10/14           $14,886                         $15,746
10/15           $15,674                         $15,829
10/16           $16,944                         $16,837

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 11

Performance Update | 10/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                                   Russell
                                                   1000
                  If               If              Value
Period            Held             Redeemed        Index
--------------------------------------------------------------------------------
10 years           5.25%            5.25%           5.35%
5  years          11.42            11.42           13.31
1  year            7.34             7.34            6.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Equity                  Russell 1000
                Income Fund                     Value Index
10/06           $10,000                         $10,000
10/07           $10,937                         $11,083
10/08           $ 7,599                         $ 7,005
10/09           $ 7,362                         $ 7,340
10/10           $ 8,795                         $ 8,493
10/11           $ 9,714                         $ 9,016
10/12           $10,614                         $10,539
10/13           $13,331                         $13,521
10/14           $14,875                         $15,746
10/15           $15,542                         $15,829
10/16           $16,682                         $16,837

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Equity Income Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                  Net              Russell
                  Asset            1000
                  Value            Value
Period            (NAV)            Index
--------------------------------------------------------------------------------
10 years           6.20%            5.35%
5 years           12.58            13.31
1 year             8.50             6.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Equity                  Russell 1000
                Income Fund                     Value Index
10/06           $5,000,000                      $5,000,000
10/07           $5,510,812                      $5,541,696
10/08           $3,857,996                      $3,502,475
10/09           $3,769,174                      $3,670,061
10/10           $4,536,531                      $4,246,495
10/11           $5,047,584                      $4,508,104
10/12           $5,556,605                      $5,269,553
10/13           $7,056,755                      $6,760,257
10/14           $7,961,797                      $7,872,833
10/15           $8,413,410                      $7,914,508
10/16           $9,128,399                      $8,418,725

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 13

Performance Update | 10/31/16                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                  Net              Russell
                  Asset            1000
                  Value            Value
Period            (NAV)            Index
--------------------------------------------------------------------------------
10 years           5.75%            5.35%
5  years          11.86            13.31
1  year            7.73             6.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Equity                  Russell 1000
                Income Fund                     Value Index
10/06           $10,000                         $10,000
10/07           $11,010                         $11,083
10/08           $ 7,692                         $ 7,005
10/09           $ 7,500                         $ 7,340
10/10           $ 9,001                         $ 8,493
10/11           $ 9,988                         $ 9,016
10/12           $10,962                         $10,539
10/13           $13,827                         $13,521
10/14           $15,479                         $15,746
10/15           $16,237                         $15,829
10/16           $17,493                         $16,837

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Equity Income Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                  Net              Russell
                  Asset            1000
                  Value            Value
Period            (NAV)            Index
--------------------------------------------------------------------------------
10 years           6.44%            5.35%
5  years          12.58            13.31
1  year            8.40             6.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

 Value of $5 Million Investment

                Pioneer Equity                  Russell 1000
                Income Fund                     Value Index
10/06           $5,000,000                      $5,000,000
10/07           $5,532,726                      $5,541,696
10/08           $3,888,733                      $3,502,475
10/09           $3,816,923                      $3,670,061
10/10           $4,617,703                      $4,246,495
10/11           $5,159,511                      $4,508,104
10/12           $5,699,530                      $5,269,553
10/13           $7,236,957                      $6,760,257
10/14           $8,154,245                      $7,872,833
10/15           $8,607,648                      $7,914,508
10/16           $9,330,568                      $8,418,725

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on actual returns from May 1, 2016, through October 31, 2016.

--------------------------------------------------------------------------------
Share Class               A           C          K           R             Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00  $1,000.00   $1,000.00    $1,000.00
Value on 5/1/16
--------------------------------------------------------------------------------
Ending Account Value   $1,036.43   $1,032.71  $1,038.18   $1,034.47    $1,037.92
(after expenses) on
10/31/16
--------------------------------------------------------------------------------
Expenses Paid          $    5.32   $    9.04   $   3.43    $   7.16     $   3.94
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.77%, 0.67% 1.40% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Equity Income Fund | Annual Report | 10/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2016, through October 31, 2016.

--------------------------------------------------------------------------------
Share Class              A           C            K            R           Y
--------------------------------------------------------------------------------
Beginning Account     $1,000.00   $1,000.00   $1,000.00    $1,000.00   $1,000.00
Value on 5/1/16
--------------------------------------------------------------------------------
Ending Account Value  $1,019.91   $1,016.24   $1,021.77    $1,018.10   $1,021.27
(after expenses) on
10/31/16
--------------------------------------------------------------------------------
Expenses Paid         $    5.28   $    8.97   $    3.40    $    7.10   $    3.91
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.77%, 0.67% 1.40% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 17

Schedule of Investments | 10/31/16

--------------------------------------------------------------------------------
 Shares                                                         Value
--------------------------------------------------------------------------------
              COMMON STOCKS -- 99.7%
              ENERGY -- 8.6%
              Oil & Gas Equipment & Services -- 0.3%
  418,400     Frank's International NV                          $      4,707,000
--------------------------------------------------------------------------------
              Integrated Oil & Gas -- 4.2%
  269,731     Chevron Corp.                                     $     28,254,322
  199,745     Exxon Mobil Corp.                                       16,642,753
  370,047     Occidental Petroleum Corp.                              26,980,127
                                                                ----------------
                                                                $     71,877,202
--------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 1.5%
  437,472     Anadarko Petroleum Corp.                          $     26,003,336
--------------------------------------------------------------------------------
              Oil & Gas Refining & Marketing -- 2.6%
  469,869     Marathon Petroleum Corp.                          $     20,481,590
  297,539     Phillips 66                                             24,145,290
                                                                ----------------
                                                                $     44,626,880
                                                                ----------------
              Total Energy                                      $    147,214,418
--------------------------------------------------------------------------------
              MATERIALS -- 8.8%
              Specialty Chemicals -- 3.9%
  247,351     Celanese Corp.                                    $     18,036,835
    4,755     Givaudan SA                                              9,196,874
  189,317     Johnson Matthey Plc                                      7,902,434
  394,532     Syngenta AG (A.D.R.)                                    31,728,263
                                                                ----------------
                                                                $     66,864,406
--------------------------------------------------------------------------------
              Aluminum -- 0.9%
  203,542     Kaiser Aluminum Corp.                             $     14,754,760
--------------------------------------------------------------------------------
              Diversified Metals & Mining -- 2.8%
  325,279     BHP Billiton, Ltd. (A.D.R.)                       $     11,391,271
  237,600     Compass Minerals International, Inc.                    17,071,560
  274,951     Materion Corp.                                           8,331,015
  340,125     Rio Tinto Plc                                           11,822,173
                                                                ----------------
                                                                $     48,616,019
--------------------------------------------------------------------------------
              Copper -- 0.6%
  366,433     Southern Copper Corp.                             $     10,403,033
--------------------------------------------------------------------------------
              Steel -- 0.6%
  207,424     Nucor Corp.                                       $     10,132,662
                                                                ----------------
              Total Materials                                   $    150,770,880
--------------------------------------------------------------------------------
              CAPITAL GOODS -- 5.8%
              Aerospace & Defense -- 1.0%
  125,125     Raytheon Co.                                      $     17,093,326
--------------------------------------------------------------------------------
              Industrial Conglomerates -- 1.8%
1,084,984     General Electric Co.                              $     31,573,034
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Equity Income Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------
 Shares                                                         Value
--------------------------------------------------------------------------------
              Industrial Machinery -- 2.5%
   54,000     Ingersoll-Rand Plc                                $      3,633,660
1,363,363     The Gorman-Rupp Co.+                                    32,747,979
  177,309     The Timken Co.                                           5,860,062
                                                                ----------------
                                                                $     42,241,701
--------------------------------------------------------------------------------
              Trading Companies & Distributors -- 0.5%
  184,056     Wolseley Plc                                      $      9,577,628
                                                                ----------------
              Total Capital Goods                               $    100,485,689
--------------------------------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES -- 0.9%
              Office Services & Supplies -- 0.6%
  192,664     MSA Safety, Inc.                                  $     11,232,311
--------------------------------------------------------------------------------
              Human Resource & Employment Services -- 0.3%
   95,096     Randstad Holding NV                               $      4,892,403
                                                                ----------------
              Total Commercial Services & Supplies              $     16,124,714
--------------------------------------------------------------------------------
              TRANSPORTATION -- 1.3%
              Railroads -- 1.3%
  145,004     Norfolk Southern Corp.                            $     13,485,372
   97,059     Union Pacific Corp.                                      8,558,663
                                                                ----------------
                                                                $     22,044,035
                                                                ----------------
              Total Transportation                              $     22,044,035
--------------------------------------------------------------------------------
              CONSUMER SERVICES -- 3.6%
              Hotels, Resorts & Cruise Lines -- 1.2%
  491,964     InterContinental Hotels Group Plc                 $     19,120,267
   50,637     InterContinental Hotels Group Plc (A.D.R.)               1,997,630
                                                                ----------------
                                                                $     21,117,897
--------------------------------------------------------------------------------
              Leisure Facilities -- 2.0%
  587,087     Cedar Fair LP                                     $     33,375,896
--------------------------------------------------------------------------------
              Restaurants -- 0.4%
   48,921     Cracker Barrel Old Country Store, Inc.            $      6,751,098
                                                                ----------------
              Total Consumer Services                           $     61,244,891
--------------------------------------------------------------------------------
              MEDIA -- 3.5%
              Broadcasting -- 1.4%
  280,000     CBS Corp. (Class B)                               $     15,853,600
  132,190     Scripps Networks Interactive, Inc.                       8,507,748
                                                                ----------------
                                                                $     24,361,348
--------------------------------------------------------------------------------
              Movies & Entertainment -- 1.2%
  500,000     Regal Entertainment Group                         $     10,755,000
  100,000     Time Warner, Inc.                                        8,899,000
                                                                ----------------
                                                                $     19,654,000
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 19

--------------------------------------------------------------------------------
 Shares                                                         Value
--------------------------------------------------------------------------------
              Publishing -- 0.9%
  114,100     John Wiley & Sons, Inc. (Class A)                 $      5,887,560
  211,887     Meredith Corp.                                           9,609,075
                                                                ----------------
                                                                $     15,496,635
                                                                ----------------
              Total Media                                       $     59,511,983
--------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING -- 2.7%
              Food Retail -- 1.2%
  668,469     The Kroger Co.                                    $     20,709,170
--------------------------------------------------------------------------------
              Hypermarkets & Super Centers -- 1.5%
  377,837     Wal-Mart Stores, Inc.                             $     26,456,147
                                                                ----------------
              Total Food & Staples Retailing                    $     47,165,317
--------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 14.9%
              Soft Drinks -- 2.7%
  353,400     Dr. Pepper Snapple Group, Inc.                    $     31,024,986
  343,033     The Coca-Cola Co.                                       14,544,599
                                                                ----------------
                                                                $     45,569,585
--------------------------------------------------------------------------------
              Packaged Foods & Meats -- 12.2%
   38,000     Calavo Growers, Inc.                              $      2,247,700
  445,005     Campbell Soup Co.                                       24,181,572
  542,570     ConAgra Foods, Inc.                                     26,141,023
  290,559     General Mills, Inc.                                     18,008,847
   80,712     John B Sanfilippo & Son, Inc.                            4,090,484
  357,785     Kellogg Co.                                             26,880,387
  100,000     McCormick & Co., Inc.                                    9,587,000
  222,793     Mead Johnson Nutrition Co.                              16,658,233
  769,000     Mondelez International, Inc.                            34,558,860
  518,396     Pinnacle Foods, Inc.                                    26,655,922
  205,000     The Hershey Co.                                         21,004,300
                                                                ----------------
                                                                $    210,014,328
                                                                ----------------
              Total Food, Beverage & Tobacco                    $    255,583,913
--------------------------------------------------------------------------------
              HOUSEHOLD & PERSONAL PRODUCTS -- 0.9%
              Household Products -- 0.9%
  129,210     The Clorox Co.                                    $     15,507,784
                                                                ----------------
              Total Household & Personal Products               $     15,507,784
--------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 4.0%
              Health Care Equipment -- 3.1%
  224,600     Becton Dickinson and Co.                          $     37,712,586
1,026,557     Smith & Nephew Plc                                      14,865,678
                                                                ----------------
                                                                $     52,578,264
--------------------------------------------------------------------------------
              Health Care Distributors -- 0.9%
  489,300     Owens & Minor, Inc.                               $     15,877,785
                                                                ----------------
              Total Health Care Equipment & Services            $     68,456,049
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Equity Income Fund | Annual Report | 10/31/16

-----------------------------------------------------------------------------------
 Shares                                                             Value
-----------------------------------------------------------------------------------
              PHARMACEUTICALS, BIOTECHNOLOGY &
              LIFE SCIENCES -- 7.5%
              Pharmaceuticals -- 7.5%
  523,326     AstraZeneca Plc (A.D.R.)                              $    14,820,592
  142,342     Eli Lilly & Co.                                            10,510,533
  461,065     GlaxoSmithKline Plc (A.D.R.)                               18,447,211
  156,477     Johnson & Johnson                                          18,149,767
  508,997     Merck & Co., Inc.                                          29,888,304
  415,937     Pfizer, Inc.                                               13,189,362
  481,577     Zoetis, Inc.                                               23,019,381
                                                                    ---------------
                                                                    $   128,025,150
                                                                    ---------------
              Total Pharmaceuticals, Biotechnology & Life Sciences  $   128,025,150
-----------------------------------------------------------------------------------
              BANKS -- 7.4%
              Diversified Banks -- 5.0%
1,773,014     Bank of America Corp.                                 $    29,254,731
  439,611     JPMorgan Chase & Co.                                       30,447,458
  570,545     US Bancorp                                                 25,537,594
                                                                    ---------------
                                                                    $    85,239,783
-----------------------------------------------------------------------------------
              Regional Banks -- 2.4%
  429,675     The PNC Financial Services Group, Inc.                $    41,076,928
                                                                    ---------------
              Total Banks                                           $   126,316,711
-----------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 9.6%
              Consumer Finance -- 2.2%
  303,741     American Express Co.                                  $    20,174,477
  325,609     Discover Financial Services, Inc.                          18,341,555
                                                                    ---------------
                                                                    $    38,516,032
-----------------------------------------------------------------------------------
              Asset Management & Custody Banks -- 6.0%
  668,888     Invesco, Ltd.                                         $    18,789,064
  224,045     Northern Trust Corp.                                       16,225,339
  553,080     State Street Corp.                                         38,831,747
  658,996     The Bank of New York Mellon Corp.                          28,514,757
                                                                    ---------------
                                                                    $   102,360,907
-----------------------------------------------------------------------------------
              Investment Banking & Brokerage -- 1.4%
  690,233     Morgan Stanley Co.                                    $    23,171,122
                                                                    ---------------
              Total Diversified Financials                          $   164,048,061
-----------------------------------------------------------------------------------
              INSURANCE -- 3.6%
              Life & Health Insurance -- 2.4%
  424,218     Lincoln National Corp.                                $    20,824,862
  614,991     Sun Life Financial, Inc.                                   20,589,899
                                                                    ---------------
                                                                    $    41,414,761
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 21

-----------------------------------------------------------------------------------
 Shares                                                                      Value
-----------------------------------------------------------------------------------
              Multi-line Insurance -- 1.2%
  468,013     The Hartford Financial Services Group, Inc.           $    20,644,053
                                                                    ---------------
              Total Insurance                                       $    62,058,814
-----------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 1.1%
              IT Consulting & Other Services -- 1.1%
  159,919     Accenture Plc                                         $    18,588,985
                                                                    ---------------
              Total Software & Services                             $    18,588,985
-----------------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 2.4%
              Semiconductor Equipment -- 0.3%
   81,814     Cabot Microelectronics Corp.                          $     4,521,042
-----------------------------------------------------------------------------------
              Semiconductors -- 2.1%
  523,502     Microchip Technology, Inc.                            $    31,698,046
   99,271     Xilinx, Inc.                                                5,049,916
                                                                    ---------------
                                                                    $    36,747,962
                                                                    ---------------
              Total Semiconductors & Semiconductor Equipment        $    41,269,004
-----------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 1.3%
              Integrated Telecommunication Services -- 1.3%
  630,725     AT&T, Inc.                                            $    23,204,373
                                                                    ---------------
              Total Telecommunication Services                      $    23,204,373
-----------------------------------------------------------------------------------
              UTILITIES -- 8.9%
              Electric Utilities -- 4.1%
  800,138     Alliant Energy Corp.                                  $    30,445,251
  332,057     American Electric Power Co., Inc.                          21,530,576
  348,814     Eversource Energy                                          19,205,699
                                                                    ---------------
                                                                    $    71,181,526
-----------------------------------------------------------------------------------
              Gas Utilities -- 1.4%
  453,986     National Fuel Gas Co.                                 $    23,779,787
-----------------------------------------------------------------------------------
              Multi-Utilities -- 3.4%
  498,500     Ameren Corp.                                          $    24,900,075
  360,824     Consolidated Edison, Inc.                                  27,260,253
  100,000     WEC Energy Group, Inc.                                      5,972,000
                                                                    ---------------
                                                                    $    58,132,328
                                                                    ---------------
              Total Utilities                                       $   153,093,641
-----------------------------------------------------------------------------------
              REAL ESTATE -- 2.9%
              Hotel & Resort REIT -- 0.4%
  336,165     Chesapeake Lodging Trust                              $     7,298,142
-----------------------------------------------------------------------------------
              Office REIT -- 0.9%
  149,330     Alexandria Real Estate Equities, Inc.                 $    16,099,267
-----------------------------------------------------------------------------------
              Residential REIT -- 0.6%
  128,333     Camden Property Trust                                 $    10,451,440
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Income Fund | Annual Report | 10/31/16

-----------------------------------------------------------------------------------
 Shares                                                             Value
-----------------------------------------------------------------------------------
              Retail REIT -- 0.5%
  331,872     Kimco Realty Corp.                                    $     8,831,114
-----------------------------------------------------------------------------------
              Specialized REIT -- 0.5%
  359,003     Outfront Media, Inc.                                  $     7,722,155
                                                                    ---------------
              Total Real Estate                                     $    50,402,118
-----------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $1,433,500,967)                                 $ 1,711,116,530
-----------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 99.7%
              (Cost $1,433,500,967) (a)                             $ 1,711,116,530
-----------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 0.3%                    $     4,710,878
-----------------------------------------------------------------------------------
              NET ASSETS -- 100.0%                                  $ 1,715,827,408
===================================================================================

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,417,769,423 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                   $ 337,399,008
              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                     (44,051,901)
                                                                                  --------------
              Net unrealized appreciation                                         $ 293,347,107
                                                                                  ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2016, aggregated $732,141,679 and $560,511,977, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2016, the Fund did not engage in cross trade activity.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 23

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------
                      Level 1               Level 2      Level 3    Total
-----------------------------------------------------------------------------------
Common Stocks         $ 1,711,116,530       $  --        $  --      $ 1,711,116,530
-----------------------------------------------------------------------------------
 Total                $ 1,711,116,530       $  --        $  --      $ 1,711,116,530
===================================================================================

During the year ended October 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Income Fund | Annual Report | 10/31/16

Statement of Assets and Liabilities | 10/31/16

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $1,426,544,203)  $   1,678,368,551
  Investment in securities of an affiliated issuer, at value (cost $6,956,764)             32,747,979
------------------------------------------------------------------------------------------------------
     Total investments in securities, at value (cost $1,433,500,967)                $   1,711,116,530
  Cash                                                                                      4,048,593
  Foreign currency (cost $34)                                                                      34
  Receivables --
     Fund shares sold                                                                       5,338,801
     Dividends                                                                              3,171,642
  Other assets                                                                                 55,328
------------------------------------------------------------------------------------------------------
        Total assets                                                                $   1,723,730,928
======================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                $       4,861,953
     Fund shares repurchased                                                                2,405,755
     Trustees fees                                                                              5,859
  Due to affiliates                                                                           158,275
  Accrued expenses                                                                            471,678
------------------------------------------------------------------------------------------------------
        Total liabilities                                                           $       7,903,520
======================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $   1,233,921,280
  Undistributed net investment income                                                      18,498,682
  Accumulated net realized gain on investments and foreign currency transactions          185,985,404
  Net unrealized appreciation on investments                                              277,615,563
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                       (193,521)
------------------------------------------------------------------------------------------------------
        Net assets                                                                  $   1,715,827,408
======================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $757,157,519/22,428,522 shares)                                 $           33.76
  Class C (based on $140,199,183/4,218,281 shares)                                  $           33.24
  Class K (based on $48,194,468/1,425,293 shares)                                   $           33.81
  Class R (based on $85,307,456/2,491,409 shares)                                   $           34.24
  Class Y (based on $684,968,782/20,085,552 shares)                                 $           34.10
MAXIMUM OFFERING PRICE:
  Class A ($33.76 (divided by) 94.25%)                                              $           35.82
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 25

Statement of Operations

For the Year Ended 10/31/16
INVESTMENT INCOME:
   Dividends (including dividend income from affiliated issuer of
      $572,612 and net of foreign tax withheld of $219,918)         $     49,321,702
   Interest                                                                    4,226
-----------------------------------------------------------------------------------------------------
         Total investment income                                                        $  49,325,928
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $      9,476,495
  Transfer agent fees
     Class A                                                                 195,845
     Class C                                                                  22,706
     Class K                                                                     562
     Class R                                                                   1,814
     Class Y                                                                   1,388
  Distribution fees
     Class A                                                               1,852,400
     Class C                                                               1,256,110
     Class R                                                                 399,722
  Shareholder communications expense                                       1,682,083
  Administrative expense                                                     577,858
  Custodian fees                                                              28,873
  Registration fees                                                          115,638
  Professional fees                                                           87,735
  Printing expense                                                            40,226
  Fees and expenses of nonaffiliated Trustees                                 69,621
  Interest expense                                                             2,094
  Miscellaneous                                                               90,008
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $  15,901,178
-----------------------------------------------------------------------------------------------------
        Net investment income                                                           $  33,424,750
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $    185,422,190
     Other assets and liabilities denominated in
        foreign currencies                                                   (90,776)   $ 185,331,414
-----------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated Issuer
        of ($(6,230,569))                                           $    (94,060,625)
     Other assets
       and liabilities denominated in foreign currencies                     (42,713)   $ (94,103,338)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency transactions                                                      $  91,228,076
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $ 124,652,826
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Income Fund | Annual Report | 10/31/16

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                             Year Ended         Year Ended
                                                             10/31/16           10/31/15
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $    33,424,750    $     29,890,363
Net realized gain (loss)on investments and foreign
  currency transactions                                          185,331,414         109,854,036
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions               (94,103,338)        (62,083,192)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations    $   124,652,826    $     77,661,207
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.64 and $0.75 per share, respectively)          $   (14,631,603)   $    (16,716,779)
  Class C ($0.39 and $0.52 per share, respectively)               (1,524,980)         (1,851,301)
  Class K ($0.74 and $0.90 per share, respectively)                 (700,775)           (413,670)
  Class R ($0.50 and $0.63 per share, respectively)               (1,200,362)         (1,405,801)
  Class Y ($0.72 and $0.85 per share, respectively)              (13,191,469)        (12,754,872)
  Class Z** ($0.00 and $0.64 per share, respectively)                     --             (24,005)
Net realized gain:
  Class A ($2.58 and $3.15 per share, respectively)          $   (55,000,813)   $    (66,682,486)
  Class C ($2.58 and $3.15 per share, respectively)               (8,860,057)        (10,128,292)
  Class K ($2.58 and $3.15 per share, respectively)               (1,615,497)           (961,946)
  Class R ($2.58 and $3.15 per share, respectively)               (5,592,240)         (6,797,737)
  Class Y ($2.58 and $3.15 per share, respectively)              (39,208,270)        (43,627,159)
  Class Z** ($0.00 and $3.15 per share, respectively)                    --             (116,535)
------------------------------------------------------------------------------------------------
          Total distributions to shareowners                 $  (141,526,066)   $   (161,480,583)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $   515,783,547    $    328,984,174
Reinvestment of distributions                                    127,690,144         143,406,591
Cost of shares repurchased                                      (383,348,914)       (413,532,740)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                              $   260,124,777    $     58,858,025
------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                   $   243,251,537    $    (24,961,351)
NET ASSETS:
Beginning of year                                              1,472,575,871       1,497,537,222
------------------------------------------------------------------------------------------------
End of year                                                  $ 1,715,827,408    $  1,472,575,871
------------------------------------------------------------------------------------------------
Undistributed net investment income                          $    18,498,682    $     17,297,104
================================================================================================

** Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 27

-----------------------------------------------------------------------------------------------------------
                                    Year Ended         Year Ended           Year Ended      Year Ended
                                    10/31/16           10/31/16             10/31/15        10/31/15
                                    Shares             Amount               Shares          Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                          4,060,980         $ 132,286,073         3,282,733      $  113,641,411
Reinvestment of distributions        2,064,854            66,476,005         2,331,741          79,888,375
Less shares repurchased             (4,983,984)         (162,722,871)       (5,436,294)       (187,419,267)
-----------------------------------------------------------------------------------------------------------
      Net increase                   1,141,850         $  36,039,207           178,180      $    6,110,519
===========================================================================================================
Class B*
Shares sold or exchanged                    --         $          --                --      $           --
Reinvestment of distributions               --                    --                --                  --
Less shares repurchased                     --                    --          (284,163)        (10,448,255)
-----------------------------------------------------------------------------------------------------------
      Net decrease                          --         $          --          (284,163)     $  (10,448,255)
===========================================================================================================
Class C
Shares sold                          1,458,384         $  46,759,574           801,513      $   27,159,377
Reinvestment of distributions          250,188             7,918,920           249,152           8,418,829
Less shares repurchased               (913,737)          (29,060,644)         (840,599)        (28,363,395)
-----------------------------------------------------------------------------------------------------------
      Net increase                     794,835         $  25,617,850           210,066      $    7,214,811
===========================================================================================================
Class K
Shares sold                            974,748         $  32,851,497           391,354      $   13,488,826
Reinvestment of distributions           62,937             2,041,453            38,678           1,325,294
Less shares repurchased               (219,469)           (7,376,946)         (120,070)         (4,116,064)
-----------------------------------------------------------------------------------------------------------
      Net increase                     818,216         $  27,516,004           309,962      $   10,698,056
===========================================================================================================
Class R
Shares sold                            875,045         $  28,894,379           537,104      $   18,652,763
Reinvestment of distributions          184,599             6,015,720           231,207           8,018,150
Less shares repurchased               (746,446)          (24,716,408)         (733,261)        (25,422,340)
-----------------------------------------------------------------------------------------------------------
      Net increase                     313,198         $  10,193,691            35,050      $    1,248,573
===========================================================================================================
Class Y
Shares sold                          8,320,341         $ 274,992,024         4,489,448      $  155,697,868
Reinvestment of distributions        1,389,394            45,238,046         1,320,093          45,617,499
Less shares repurchased             (4,814,459)         (159,472,045)       (4,501,224)       (156,053,921)
-----------------------------------------------------------------------------------------------------------
      Net increase                   4,895,276         $ 160,758,025         1,308,317      $   45,261,446
===========================================================================================================
Class Z**
Shares sold                                 --         $          --             9,797      $      343,929
Reinvestment of distributions               --                    --             4,028             138,444
Less shares repurchased                     --                    --           (49,433)         (1,709,498)
-----------------------------------------------------------------------------------------------------------
      Net decrease                          --         $          --           (35,608)     $   (1,227,125)
===========================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Income Fund | Annual Report | 10/31/16

Financial Highlights

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                             10/31/16     10/31/15     10/31/14   10/31/13   10/31/12
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  34.41     $  36.47     $  34.35   $  27.96   $  26.19
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.68(a)  $   0.68(a)  $   0.96   $   0.75   $   1.05
   Net realized and unrealized gain (loss) on investments        1.89         1.16         3.11       6.53       1.56
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.57     $   1.84     $   4.07   $   7.28   $   2.61
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.64)    $  (0.75)    $  (0.80)  $  (0.89)  $  (0.84)
   Net realized gain                                            (2.58)       (3.15)       (1.15)        --         --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (3.22)    $  (3.90)    $  (1.95)  $  (0.89)  $  (0.84)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.65)    $  (2.06)    $   2.12   $   6.39   $   1.77
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  33.76     $  34.41     $  36.47   $  34.35   $  27.96
======================================================================================================================
Total return*                                                    8.11%        5.30%       12.33%     26.52%     10.09%
Ratio of net expenses to average net assets                      1.04%        1.06%        1.09%      1.10%      1.14%
Ratio of net investment income (loss) to average net assets      2.10%        1.99%        2.56%      2.39%      3.86%
Portfolio turnover rate                                            35%          40%          29%        26%        49%
Net assets, end of period (in thousands)                     $757,158     $732,397     $769,869   $826,039   $679,254
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 29

----------------------------------------------------------------------------------------------------------------------
                                                             Year          Year         Year       Year       Year
                                                             Ended         Ended        Ended      Ended      Ended
                                                             10/31/16      10/31/15     10/31/14   10/31/13   10/31/12
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  33.91      $  36.03     $  33.94   $  27.64   $ 25.91
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.43(a)   $   0.42(a)  $   0.62   $   0.47   $  0.84
   Net realized and unrealized gain (loss) on investments        1.87          1.13         3.17       6.50      1.54
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.30      $   1.55     $   3.79   $   6.97   $  2.38
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.39)     $  (0.52)    $  (0.55)  $  (0.67)  $ (0.65)
   Net realized gain                                            (2.58)        (3.15)       (1.15)        --        --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (2.97)     $  (3.67)    $  (1.70)  $  (0.67)  $ (0.65)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.67)     $  (2.12)    $   2.09   $   6.30   $  1.73
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  33.24      $  33.91     $  36.03   $  33.94   $ 27.64
======================================================================================================================
Total return*                                                    7.34%(b)      4.49%       11.57%     25.61%     9.26%
Ratio of net expenses to average net assets                      1.77%         1.80%        1.80%      1.84%     1.86%
Ratio of net investment income (loss) to average net assets      1.34%         1.24%        1.83%      1.62%     3.13%
Portfolio turnover rate                                            35%           40%          29%        26%       49%
Net assets, end of period (in thousands)                     $140,199      $116,090     $115,762   $104,890   $77,219
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.30%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Equity Income Fund | Annual Report | 10/31/16

-----------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year
                                                             Ended       Ended       Ended     12/20/12
                                                             10/31/16    10/31/15    10/31/14  to 10/31/13
-----------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 34.44     $ 36.52     $ 34.38   $ 28.30
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.80(b)  $  0.80(b)  $  0.96   $  0.03
   Net realized and unrealized gain (loss) on investments       1.89        1.17        3.27      6.63
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.69     $  1.97     $  4.23   $  6.66
-----------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.74)    $ (0.90)    $ (0.94)  $ (0.58)
   Net realized gain                                           (2.58)      (3.15)      (1.15)       --
-----------------------------------------------------------------------------------------------------------
Total distributions                                          $ (3.32)    $ (4.05)    $ (2.09)  $ (0.58)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.63)    $ (2.08)    $  2.14   $  6.08
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 33.81     $ 34.44     $ 36.52   $ 34.38
===========================================================================================================
Total return*                                                   8.50%       5.67%      12.82%    23.72%(a)
Ratio of net expenses to average net assets                     0.67%       0.67%       0.69%     0.66%**
Ratio of net investment income (loss) to average net assets     2.42%       2.32%       2.24%     1.84%**
Portfolio turnover rate                                           35%         40%         29%       26%
Net assets, end of period (in thousands)                     $48,194     $20,908     $10,849   $   117
===========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 31

-----------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year      Year      Year
                                                             Ended       Ended       Ended     Ended     Ended
                                                             10/31/16    10/31/15    10/31/14  10/31/13  10/31/12
-----------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 34.83     $ 36.88     $ 34.71   $ 28.24   $ 26.45
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.57(a)  $  0.57(a)  $  0.88   $  0.72   $  1.03
   Net realized and unrealized gain (loss) on investments       1.92        1.16        3.11      6.54      1.52
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.49     $  1.73     $  3.99   $  7.26   $  2.55
-----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.50)    $ (0.63)    $ (0.67)  $ (0.79)  $ (0.76)
   Net realized gain                                           (2.58)      (3.15)      (1.15)       --        --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (3.08)    $ (3.78)    $ (1.82)  $ (0.79)  $ (0.76)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.59)    $ (2.05)    $  2.17   $  6.47   $  1.79
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 34.24     $ 34.83     $ 36.88   $ 34.71   $ 28.24
=================================================================================================================
Total return*                                                   7.73%       4.90%      11.95%    26.13%     9.76%
Ratio of net expenses to average net assets                     1.40%       1.41%       1.43%     1.41%     1.41%
Ratio of net investment income (loss) to average net assets     1.73%       1.64%       2.22%     2.09%     3.62%
Portfolio turnover rate                                           35%         40%         29%       26%       49%
Net assets, end of period (in thousands)                     $85,307     $75,876     $79,042   $85,986   $79,557
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Equity Income Fund | Annual Report | 10/31/16

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                             10/31/16     10/31/15     10/31/14   10/31/13   10/31/12
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  34.71     $  36.77     $  34.62   $  28.17   $  26.38
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.77(a)  $   0.78(a)  $   0.98   $   0.78   $   1.05
   Net realized and unrealized gain (loss) on investments        1.92         1.16         3.23       6.67       1.67
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.69     $   1.94     $   4.21   $   7.45   $   2.72
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.72)    $  (0.85)    $  (0.91)  $  (1.00)  $  (0.93)
   Net realized gain                                            (2.58)       (3.15)       (1.15)        --         --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (3.30)    $  (4.00)    $  (2.06)  $  (1.00)  $  (0.93)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.61)    $  (2.06)    $   2.15   $   6.45   $   1.79
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  34.10     $  34.71     $  36.77   $  34.62   $  28.17
======================================================================================================================
Total return*                                                    8.40%        5.56%       12.67%     26.98%     10.47%
Ratio of net expenses to average net assets                      0.77%        0.78%        0.79%      0.76%      0.77%
Ratio of net investment income (loss) to average net assets      2.34%        2.26%        2.85%      2.68%      4.20%
Portfolio turnover rate                                            35%          40%          29%        26%        49%
Net assets, end of period (in thousands)                     $684,969     $527,305     $510,416   $448,509   $322,567
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 33

Notes to Financial Statements | 10/31/16

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

34 Pioneer Equity Income Fund | Annual Report | 10/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 35 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2016, the Fund reclassified $973,983 to decrease undistributed net investment income and $973,983 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

36 Pioneer Equity Income Fund | Annual Report | 10/31/16

     The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

     ------------------------------------------------------------------------
                                                    2016                 2015
     ------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                       $  31,249,189        $  33,166,428
     Long-term capital gain                  110,276,877          128,314,155
     ------------------------------------------------------------------------
          Total                            $ 141,526,066        $ 161,480,583
     ========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     --------------------------------------------------------------------------
                                                                          2016
     --------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                              $    1,870,936
     Undistributed long term capital gain                          186,881,606
     Net unrealized appreciation                                   293,153,586
     --------------------------------------------------------------------------
         Total                                                  $  481,906,128
     ==========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on REIT holdings, common stock holdings and partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $113,857 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 37

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the year ended October 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $116,532, in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

38 Pioneer Equity Income Fund | Annual Report | 10/31/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended October 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------
Class A                                                       $  717,445
Class C                                                          112,445
Class K                                                              993
Class R                                                          186,300
Class Y                                                          664,900
--------------------------------------------------------------------------
  Total                                                       $1,682,083
==========================================================================

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,743 in distribution fees payable to PFD at October 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 39 the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2016, CDSCs in the amount of $24,868 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2016, the average daily amount of borrowings outstanding during the period was $7,100,000. The related weighted average annualized interest rate for the period was 1.25%, and the total interest expense on such borrowings was $2,094, which is included in interest expense, located on the Statement of Operations. As of October 31, 2016, there were no borrowings outstanding.

6. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended October 31, 2016:

------------------------------------------------------------------------------------------------------------
              Beginning                           Corporate
              Balance     Purchases    Sales      Actions      Ending      Dividend                 Realized
Affiliates    (shares)    (shares)     (shares)   (shares)     (shares)    Income     Value         Gain
------------------------------------------------------------------------------------------------------------
The Gorman-
  Rupp Co.    1,363,363          --         --           --    1,363,363   $572,612   $32,747,979   $ --

40 Pioneer Equity Income Fund | Annual Report | 10/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Equity Income Fund:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income Fund (the "Fund"), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2016

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 41

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2016 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

42 Pioneer Equity Income Fund | Annual Report | 10/31/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 43

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

44 Pioneer Equity Income Fund | Annual Report | 10/31/16

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 45

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

46 Pioneer Equity Income Fund | Annual Report | 10/31/16 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Equity Income Fund | Annual Report | 10/31/16

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006. Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board         Serves until a      present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                   successor trustee   Executive Officer (2008 - 2012), Quadriserv, (investor communications
                              is elected or       Inc. (technology products for securities     and securities processing
                              earlier retirement  lending industry); and Senior Executive      provider for financial
                              or removal.         Vice President, The Bank of New York         services industry) (2009 -
                                                  (financial and securities services) (1986 -  present); Director,
                                                  2004)                                        Quadriserv, Inc. (2005 -
                                                                                               2013); and Commissioner,
                                                                                               New Jersey State Civil
                                                                                               Service Commission (2011 -
                                                                                               present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2005. Managing Partner, Federal City Capital       Director of New York
Trustee                       Serves until a      Advisors (corporate advisory services        Mortgage Trust
                              successor trustee   company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                              is elected or       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012 -
                              earlier retirement  Analytica, Inc. (privately-held research     present); Director of The
                              or removal.         and consulting company) (2010); Executive    Swiss Helvetia Fund, Inc.
                                                  Vice President and Chief Financial Officer,  (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care    present); Director of
                                                  services company) (2004 - 2007); and         Oxford Analytica, Inc.
                                                  Executive Vice President and Chief           (2008 - present); and
                                                  Financial Officer, Pedestal Inc.             Director of Enterprise
                                                  (internet-based mortgage trading company)    Community Investment, Inc.
                                                  (2000 - 2002); Private consultant            (privately-held affordable
                                                  (1995-1997), Managing Director, Lehman       housing finance company)
                                                  Brothers (investment banking firm)           (1985 - 2010)
                                                  (1992-1995); and Executive, The World Bank
                                                  (1979-1992)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2008. William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                       Serves until a      Economy, Harvard University (1972 -          Institutional Funds
                              successor trustee   present)                                     Investment Trust and
                              is elected or                                                    Mellon Institutional Funds
                              earlier retirement                                               Master Portfolio (oversaw
                              or removal.                                                      17 portfolios in fund
                                                                                               complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 49

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 1990. Founding Director, Vice President and        None
Trustee                       Serves until a      Corporate Secretary, The Winthrop Group,
                              successor trustee   Inc. (consulting firm) (1982 - present);
                              is elected or       Desautels Faculty of Management, McGill
                              earlier retirement  University (1999 - present); and Manager of
                              or removal.         Research Operations and Organizational
                                                  Learning, Xerox PARC, Xerox's advance
                                                  research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 1990. President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a      Newbury Piret Company (investment banking    Income Fund, Inc.
                              successor trustee   firm) (1981 - present)                       (closed-end investment
                              is elected or                                                    company) (2004 - present);
                              earlier retirement                                               and Member, Board of
                              or removal.                                                      Governors, Investment
                                                                                               Company Institute (2000 -
                                                                                               2006)
--------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014. Consultant (investment company services)     None
Trustee                       Serves until a      (2012 - present); Executive Vice President,
                              successor trustee   BNY Mellon (financial and investment company
                              is elected or       services) (1969 - 2012); Director, BNY
                              earlier retirement  International Financing Corp. (financial
                              or removal.         services) (2002 - 2012); and Director,
                                                  Mellon Overseas Investment Corp. (financial
                                                  services) (2009 - 2012)
--------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Equity Income Fund | Annual Report | 10/31/16

Interested Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and  Principal Occupation                         Other Directorships
Position Held With the Fund   Length of Service                                                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014. Director and Executive Vice President        None
Trustee                       Serves until a      (since 2008) and Chief Investment Officer,
                              successor trustee   U.S. (since 2010) of PIM-USA; Executive
                              is elected or       Vice President of Pioneer (since 2008);
                              earlier retirement  Executive Vice President of Pioneer
                              or removal.         Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of
                                                  Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 51

Advisory Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Advisory Trustee              since 2014.         (healthcare workers union pension funds)     closed-end investment
                                                  (2001 - present); Vice President -           companies (5 portfolios)
                                                  International Investments Group, American    (Sept. 2015 - present)
                                                  International Group, Inc. (insurance
                                                  company) (1993 - 2001); Vice President
                                                  Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 -
                                                  1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of
                                                  debt securities) (1988 - 1990); Mortgage
                                                  Strategies Group, Shearson Lehman Hutton,
                                                  Inc. (investment bank) (1987 - 1988); and
                                                  Mortgage Strategies Group, Drexel Burnham
                                                  Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
---------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

52 Pioneer Equity Income Fund | Annual Report | 10/31/16

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014.         Chair, Director, CEO and President of        Trustee of Pioneer
President and                 Serves at the       Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer       discretion of the   September 2014); Chair, Director, CEO and    companies (5 portfolios)
                              Board.              President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                  Inc. (since September 2014); Chair,
                                                  Director, CEO and President of Pioneer
                                                  Funds Distributor, Inc. (since September
                                                  2014); Chair, Director, CEO and President
                                                  of Pioneer Institutional Asset Management,
                                                  Inc. (since September 2014); and Chair,
                                                  Director, and CEO of Pioneer Investment
                                                  Management Shareholder Services, Inc.
                                                  (since September 2014); Managing Director,
                                                  Morgan Stanley Investment Management (2010
                                                  - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2003.         Vice President and Associate General         None
Secretary and Chief Legal     Serves at the       Counsel of Pioneer since January 2008;
Officer                       discretion of the   Secretary and Chief Legal Officer of all of
                              Board.              the Pioneer Funds since June 2010;
                                                  Assistant Secretary of all of the Pioneer
                                                  Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of
                                                  Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves  Fund Governance Director of Pioneer since    None
Assistant Secretary           at the discretion   December 2006 and Assistant Secretary of
                              of the Board.       all the Pioneer Funds since June 2010;
                                                  Manager - Fund Governance of Pioneer from
                                                  December 2003 to November 2006; and Senior
                                                  Paralegal of Pioneer from January 2000 to
                                                  November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010.         Senior Counsel of Pioneer since May 2013     None
Assistant Secretary           Serves at the       and Assistant Secretary of all the Pioneer
                              discretion of the   Funds since June 2010; and Counsel of
                              Board.              Pioneer from June 2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008.         Vice President - Fund Treasury of Pioneer;   None
Treasurer and                 Serves at the       Treasurer of all of the Pioneer Funds since
Chief Financial and           discretion of the   March 2008; Deputy Treasurer of Pioneer
Accounting Officer            Board.              from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer
                                                  Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 53

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2000.         Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           Serves at the       Assistant Treasurer of all of the Pioneer
                              discretion of the   Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2002.         Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           Serves at the       Pioneer; and Assistant Treasurer of all of
                              discretion of the   the Pioneer Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009.         Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           Serves at the       of Pioneer since November 2008; Assistant
                              discretion of the   Treasurer of all of the Pioneer Funds since
                              Board.              January 2009; and Client Service Manager -
                                                  Institutional Investor Services at State
                                                  Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010.         Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      Serves at the       all the Pioneer Funds since March 2010;
                              discretion of the   Chief Compliance Officer of Pioneer
                              Board.              Institutional Asset Management, Inc. since
                                                  January 2012; Chief Compliance Officer of
                                                  Vanderbilt Capital Advisors, LLC since July
                                                  2012: Director of Adviser and Portfolio
                                                  Compliance at Pioneer since October 2005;
                                                  and Senior Compliance Officer for Columbia
                                                  Management Advisers, Inc. from October 2003
                                                  to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006. Serves  Director - Transfer Agency Compliance of     None
Anti-Money Laundering         at the discretion   Pioneer and Anti-Money Laundering Officer
Officer                       of the Board.       of all the Pioneer Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Equity Income Fund | Annual Report | 10/31/16

                           This page for your notes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 55

                           This page for your notes.

56 Pioneer Equity Income Fund | Annual Report | 10/31/16

                           This page for your notes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 57

                           This page for your notes.

58 Pioneer Equity Income Fund | Annual Report | 10/31/16

                           This page for your notes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/16 59

                           This page for your notes.

60 Pioneer Equity Income Fund | Annual Report | 10/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19439-10-1216



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $25,538 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $25,500 for the year ended October 31, 2015.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,778
payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $8,750 for the year ended October 31, 2015.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2016 and 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,778 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $8,750 for the year ended October 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Equity Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2016

* Print the name and title of each signing officer under his or her signature.